Inventories	12 Months Ended
Dec. 31, 2024
Parent Company | Reportable Legal Entities
Inventories
Inventories

9 – Inventories

(DKK million)	2024	2023

Raw materials	4	14
Work in progress	-	-
Finished goods	6	19
Total inventories (gross) at December 31	10	33

Allowances at year end	-	(2)

Total inventories (net) at December 31	10	31

Refer to Note 3.5 in the consolidated financial statements for additional information regarding inventories of the Group.